UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Income Fund

Semiannual report 11/30/16

A message to shareholders

Dear shareholder,

From the U.K.'s Brexit vote in June to Donald Trump's presidential election victory in November, the past six months have been marked by significant geopolitical changes. Longer-term interest rates in the United States generally rose during this time, especially in the final weeks of the period, making for a challenging environment for many segments of the fixed-income markets, particularly municipal bonds. The same was true of short-term rates, as the U.S. Federal Reserve decided in December to raise short-term lending rates for the first time in 2016.

The reality of higher interest rates is no surprise; rates around the world had for some time been hovering near historic lows, and in Japan and parts of Europe, central banks have been experimenting with pushing rates into negative territory. It's a trend that couldn't last forever, and the recent rise has been in the making for some time.

That said, fixed income still has a valuable role to play in diversified portfolios. At John Hancock Investments, we believe one of the best ways to navigate today's interest-rate volatility is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
30	Financial statements
34	Financial highlights
44	Notes to financial statements
57	Continuation of investment advisory and subadvisory agreements
62	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The global bond markets delivered mixed results

While rate-sensitive assets such as U.S. Treasuries lost ground, the credit sectors finished with positive returns.

The fund outperformed its benchmark

The fund outpaced the Bloomberg Barclays U.S. Aggregate Bond Index, thanks in part to its emphasis on credit-sensitive investments such as corporate, high-yield, and emerging-market bonds.

Duration positioning was an additional positive

Management's decision to keep duration (interest-rate sensitivity) below that of the benchmark helped performance once yields began to rise.

PORTFOLIO COMPOSITION AS OF 11/30/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the six months ended November 30, 2016, and how it affected the fund?

Rising U.S. Treasury yields led to a negative return for the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, but credit-sensitive investments—including high-yield and emerging-market bonds—in fact performed quite well.

U.S. Treasuries, while beginning the period with strong performance in May and June, started to give back ground in mid-July once accelerating economic growth raised concerns that the U.S. Federal Reserve (Fed) would be compelled to adopt a more aggressive interest-rate policy. Yields drifted higher through early November before surging following the surprising result of the U.S. presidential election. It remains to be seen what policy direction the Trump administration will take in the year ahead, but investors appear to be factoring in the possibility of stronger growth, rising inflation pressures, and increased government spending into security prices. Yields surged as a result, causing the 10-year note to finish November at 2.37%, a full point higher than its July 8 low of 1.37%. (Prices and yields move in opposite directions.) This downturn translated to poor performance for the benchmark, which holds a substantial weighting in U.S. government debt.

In contrast, the credit-sensitive segments of the market—which tend to outperform when economic prospects are improving—delivered superior returns. Investment-grade corporate bonds outpaced U.S. Treasuries, while high-yield bonds generated robust gains and outperformed higher-rated issues by a comfortable margin. Emerging-market bonds also produced strong returns, reflecting the combination of stabilizing commodity prices, strengthening global growth, and hearty investor risk appetites.

What aspects of the fund's positioning helped performance?

While the fund's absolute performance was pressured by the adverse rate environment, several aspects of the fund's positioning enabled it to generate a positive return even as the benchmark finished in negative territory. The fund held an overweight position in both investment-grade corporate and high-yield bonds, helping to capitalize on the outperformance of both groups. Since

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       4

high-yield bonds are not represented in the benchmark, the fund's allocation to this area had a favorable impact on returns. The fund had a corresponding underweight in U.S. Treasuries, allowing it to sidestep the full effect of the downturn in government bonds.

The results further benefited from an allocation to emerging-market issues, which outpaced the domestic market. We maintained a focus on higher-quality countries, including the Philippines—where we hold a positive view on the economic outlook—and Indonesia, where we believe yields are very attractive in relation to the risks. Mexico was also a notable position in the emerging-market portfolio. Conversely, we sought to avoid higher-risk countries with more questionable fundamentals, such as Venezuela, Russia, South Africa, and Ghana. Overall, our goal within the emerging-market allocation is to add incremental yield without taking on an inordinate amount of risk.

Our investments in taxable municipal bonds also generated favorable results. We saw a compelling value in this space in the third quarter of 2015, and our decision to establish a position paid off during the past six months. Munis performed quite well for the majority of the period, thanks to the combination of strengthening state and local finances and a positive balance of supply and demand in the market. We began to pare back on this allocation in the autumn, and we rotated the majority of the proceeds into term loans (i.e., groups of loans that banks package and sell as securities). Term loans feature short durations and floating rates, meaning that their yields will track interest rates higher once the London Interbank Offered Rate (LIBOR) rises above a certain floor. With LIBOR rising over the latter half of the period, we believe this market segment could see higher demand given the emerging possibility of tighter policy by the world's central banks.

The fund's developed-market international allocation added value, as well. Positions in Australia and New Zealand generated positive returns during the past six months, as did allocations to Norway and Sweden. These investments have been core holdings in the fund for a number of years,

COUNTRY COMPOSITION AS OF 11/30/16 (%)

United States	71.1
Canada	4.5
Australia	4.3
New Zealand	3.6
Mexico	3.5
Singapore	3.1
Philippines	2.8
Norway	1.5
Indonesia	1.5
Sweden	1.4
Other countries	2.7
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       5

but we opted to reduce the positions midway through the period on the belief that low absolute yields indicated a less favorable risk/return profile. We redeployed a portion of the proceeds into the pipeline industry, where we saw the potential for improving fundamentals stemming from the recovery in oil prices.

How did the fund's duration positioning impact performance?

Our active management of the portfolio's duration (interest-rate sensitivity) had a positive effect on results. We saw an increased likelihood of steepening yield curves around the world as the year progressed, prompting us to reduce the fund's duration from its already underweight level with respect to the benchmark. While we kept duration close to 4.5 years for much of the reporting period, we reduced it below 4.0 years in September, and at one point even brought it below 3.0. Given the spike in yields that occurred in November, this strategy made a significant contribution to performance. The fund ended November with a duration of 3.3 years versus 5.8 for the index. We typically manage duration by using U.S. Treasury futures, which offer an efficient way to adjust interest-rate sensitivity without disrupting the underlying portfolio.

QUALITY COMPOSITION AS OF 11/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       6

What were some aspects of the fund's positioning that detracted?

The fund's currency portfolio, where we establish allocations both as hedges and to capitalize on specific opportunities through the use of currency forward contracts, was a negative factor in the fund's six-month results. Having exposure to the Philippine peso hurt performance, as our effort to hedge the position through a short position in Singapore did not fully offset the decline in the former currency. We use Singapore as a hedge in this situation because the currency is more liquid and less costly to trade than the Philippine peso, but in this case the strategy didn't pay off. We also lost a modest degree of relative performance by having a short position in the Australian dollar versus the Canadian dollar, since the latter currency in fact underperformed. Overall, our view on the currency markets is that growth differentials, diverging central bank policies, and structural positives will continue to be supportive for the U.S. dollar.

What was your view regarding market conditions at the close of the period?

We remained wary about the possibility of event risk in the markets, particularly as it relates to potential variability in Fed policy in the year ahead. A wide range of possible outcomes—from a more aggressive Fed to a continuation of its lower-for-longer approach to interest rates—depend upon the direction of domestic economic growth. The economy, in turn, is more subject to political risk than it has been in the past due to the policy uncertainty associated with the Trump administration. The European political backdrop represents an additional source of potential disruption, as does the direction of monetary policies in both Europe and Japan. In this environment, we will be closely monitoring global events and how they relate to the fund's risk profile, while remaining alert to capitalize on value opportunities created by short-term market volatility.

MANAGED BY

Daniel S. Janis III On the fund since 1999 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-16	as of 11-30-16
Class A	-1.72	3.45	5.16	-3.98	18.48	65.43	2.29	2.28
Class B	-3.27	3.24	5.01	-5.25	17.27	63.03	1.68	1.67
Class C	0.70	3.59	4.86	-1.30	19.27	60.78	1.68	1.68
Class I2	2.73	4.66	5.96	0.19	25.59	78.47	2.71	2.70
Class R1[2]	2.06	3.99	5.25	-0.13	21.62	66.78	2.05	2.04
Class R2[2,3]	2.32	4.30	5.54	-0.01	23.45	71.40	2.30	2.29
Class R3[2,3]	2.17	4.08	5.34	-0.08	22.13	68.18	2.18	2.17
Class R4[2,3]	2.57	4.49	5.68	0.11	24.55	73.78	2.55	2.44
Class R5[2,3]	2.77	4.71	5.94	0.21	25.85	78.12	2.76	2.76
Class R6[2,3]	2.68	4.77	6.06	0.24	26.24	80.05	2.82	2.80
Index†	2.17	2.43	4.27	-0.92	12.74	51.90	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.82	1.52	1.52	0.50	1.16	0.91	1.06	0.76	0.46	0.41
Net (%)	0.82	1.52	1.52	0.50	1.16	0.91	1.06	0.66	0.46	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-06	16,303	16,303	15,190
Class C4	11-30-06	16,078	16,078	15,190
Class I2	11-30-06	17,847	17,847	15,190
Class R1[2]	11-30-06	16,678	16,678	15,190
Class R2[2,3]	11-30-06	17,140	17,140	15,190
Class R3[2,3]	11-30-06	16,818	16,818	15,190
Class R4[2,3]	11-30-06	17,378	17,378	15,190
Class R5[2,3]	11-30-06	17,812	17,812	15,190
Class R6[2,3]	11-30-06	18,005	18,005	15,190

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-21-09; Class R6 shares were first offered 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2016, with the same investment held until November 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       10

Actual expenses/actual returns

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,000.30	$4.01	0.80%
Class B	1,000.00	996.80	7.51	1.50%
Class C	1,000.00	996.80	7.51	1.50%
Class I	1,000.00	1,001.90	2.46	0.49%
Class R1	1,000.00	998.70	5.71	1.14%
Class R2	1,000.00	999.90	4.51	0.90%
Class R3	1,000.00	999.20	5.16	1.03%
Class R4	1,000.00	1,001.10	3.21	0.64%
Class R5	1,000.00	1,002.10	2.21	0.44%
Class R6	1,000.00	1,002.40	1.91	0.38%

Hypothetical example for comparison purposes

	Account value on 6-1-2016	Ending value on 11-30-2016	Expenses paid during period ended 11-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,021.10	$4.05	0.80%
Class B	1,000.00	1,017.50	7.59	1.50%
Class C	1,000.00	1,017.50	7.59	1.50%
Class I	1,000.00	1,022.60	2.48	0.49%
Class R1	1,000.00	1,019.40	5.77	1.14%
Class R2	1,000.00	1,020.60	4.56	0.90%
Class R3	1,000.00	1,019.90	5.22	1.03%
Class R4	1,000.00	1,021.90	3.24	0.64%
Class R5	1,000.00	1,022.90	2.23	0.44%
Class R6	1,000.00	1,023.20	1.93	0.38%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       11

Fund's investments

As of 11-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 46.9%				$2,308,199,350
(Cost $2,307,153,895)
Consumer discretionary 7.5%				369,259,858
Auto components 0.1%
The Goodyear Tire & Rubber Company	8.750	08-15-20	2,495,000	2,984,004
Automobiles 0.4%
Ford Motor Company	6.625	10-01-28	9,828,000	11,587,910
General Motors Financial Company, Inc.	4.375	09-25-21	7,655,000	7,915,530
Diversified consumer services 0.8%
Cornell University	5.450	02-01-19	4,950,000	5,340,050
Massachusetts Institute of Technology	3.308	07-01-26	11,705,000	12,068,101
President and Fellows of Harvard College	4.875	10-15-40	6,075,000	7,164,691
The Board of Trustees of The Leland Stanford Junior University	4.750	05-01-19	13,665,000	14,657,325
Hotels, restaurants and leisure 0.9%
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.000	06-01-24	9,110,000	9,201,100
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.250	06-01-26	15,511,000	15,588,555
New Red Finance, Inc. (S)	4.625	01-15-22	15,255,000	15,502,894
New Red Finance, Inc. (S)	6.000	04-01-22	4,351,000	4,535,918
Internet and catalog retail 0.1%
Amazon.com, Inc.	1.200	11-29-17	4,025,000	4,025,644
Internet and direct marketing retail 0.8%
Expedia, Inc.	5.000	02-15-26	6,590,000	6,772,279
QVC, Inc.	4.450	02-15-25	14,910,000	14,179,112
QVC, Inc.	5.450	08-15-34	12,815,000	11,232,527
QVC, Inc.	5.950	03-15-43	8,760,000	7,782,393
Media 2.4%
21st Century Fox America, Inc.	6.200	12-15-34	5,645,000	6,657,256
CBS Corp.	3.500	01-15-25	21,120,000	20,850,952
CCO Holdings LLC	5.750	01-15-24	18,485,000	19,339,931
Comcast Corp.	2.350	01-15-27	20,575,000	18,971,590
Gray Television, Inc. (S)	5.125	10-15-24	10,000	9,350
Lamar Media Corp.	5.000	05-01-23	14,715,000	14,972,513
LIN Television Corp.	5.875	11-15-22	4,760,000	4,831,400
Outfront Media Capital LLC	5.625	02-15-24	9,685,000	9,951,338
Scripps Networks Interactive, Inc.	3.950	06-15-25	7,150,000	7,204,912
Sirius XM Radio, Inc. (S)	5.250	08-15-22	4,380,000	4,577,100
Time Warner, Inc.	3.800	02-15-27	9,640,000	9,585,679
Time, Inc. (S)	5.750	04-15-22	1,110,000	1,118,325
Virgin Media Secured Finance PLC	5.250	01-15-21	2,210,000	2,309,450

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail 1.7%
L Brands, Inc.	5.625	10-15-23	17,785,000	$18,918,794
L Brands, Inc.	6.875	11-01-35	13,340,000	13,340,000
L Brands, Inc.	6.950	03-01-33	8,800,000	8,668,000
Lowe's Companies, Inc. (P)	1.456	09-14-18	5,520,000	5,566,754
Lowe's Companies, Inc.	2.500	04-15-26	3,382,000	3,187,917
Lowe's Companies, Inc.	3.375	09-15-25	4,835,000	4,939,721
The Home Depot, Inc.	2.700	04-01-23	10,268,000	10,224,351
The Home Depot, Inc.	3.000	04-01-26	14,995,000	14,883,647
The Home Depot, Inc.	3.350	09-15-25	4,835,000	4,941,070
Textiles, apparel and luxury goods 0.3%
PVH Corp.	4.500	12-15-22	13,570,000	13,671,775
Consumer staples 4.9%				238,580,194
Beverages 1.5%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	16,735,000	16,815,663
Constellation Brands, Inc.	3.750	05-01-21	15,420,000	16,017,525
Constellation Brands, Inc.	4.250	05-01-23	25,165,000	26,203,056
Molson Coors Brewing Company	3.000	07-15-26	10,130,000	9,527,873
The Coca-Cola Company	0.875	10-27-17	3,705,000	3,698,390
Food and staples retailing 1.3%
Aramark Services, Inc. (S)	5.125	01-15-24	9,400,000	9,650,698
CVS Health Corp.	1.900	07-20-18	12,750,000	12,776,903
CVS Health Corp.	3.875	07-20-25	21,995,000	22,535,307
Walgreens Boots Alliance, Inc.	3.800	11-18-24	18,340,000	18,625,407
Food products 1.5%
Kraft Heinz Foods Company	3.950	07-15-25	22,140,000	22,544,830
Kraft Heinz Foods Company (S)	4.875	02-15-25	14,297,000	15,538,980
Kraft Heinz Foods Company	6.125	08-23-18	13,755,000	14,738,262
Post Holdings, Inc. (S)	6.750	12-01-21	18,185,000	19,367,025
Household products 0.2%
Spectrum Brands, Inc.	5.750	07-15-25	9,565,000	9,923,688
Tobacco 0.4%
Philip Morris International, Inc.	3.375	08-11-25	7,920,000	8,033,533
Philip Morris International, Inc.	5.650	05-16-18	11,895,000	12,583,054
Energy 2.8%				137,860,736
Energy equipment and services 0.6%
Duke Energy Florida Project Finance LLC	2.858	03-01-35	16,730,000	15,424,541
Emera US Finance LP (S)	3.550	06-15-26	12,610,000	12,372,377
Oil, gas and consumable fuels 2.2%
Enbridge, Inc.	4.250	12-01-26	9,360,000	9,393,368
Enterprise Products Operating LLC	3.350	03-15-23	10,986,000	10,966,049
Enterprise Products Operating LLC	3.950	02-15-27	7,300,000	7,327,273

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       13

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Exxon Mobil Corp.	1.305	03-06-18		11,600,000	$11,596,659
Exxon Mobil Corp.	2.709	03-06-25		12,745,000	12,434,200
Magellan Midstream Partners LP	5.000	03-01-26		4,435,000	4,848,298
MPLX LP	5.500	02-15-23		13,822,000	14,332,709
Pertamina Persero PT (S)	4.300	05-20-23		11,980,000	12,026,722
Petroleos Mexicanos	6.000	03-05-20		6,685,000	6,969,113
Petroleos Mexicanos (S)	7.650	11-24-21	MXN	173,558,500	7,729,207
Williams Partners LP	4.875	05-15-23		12,300,000	12,440,220
Financials 9.8%					481,133,641
Banks 8.0%
Asian Development Bank	3.250	07-20-17	NZD	19,175,000	13,656,234
Asian Development Bank	4.625	03-06-19	NZD	15,245,000	11,238,630
Asian Development Bank	5.000	03-09-22	AUD	9,245,000	7,575,820
Asian Development Bank	6.450	08-08-21	INR	763,020,000	11,362,707
Asian Development Bank	6.950	01-16-20	INR	216,970,000	3,266,956
Banco Nacional de Comercio Exterior SNC (S)	4.375	10-14-25		8,130,000	7,967,400
Bank of America Corp. (P)	1.492	12-01-26		4,405,000	3,904,649
Bank of Montreal	1.400	09-11-17		5,655,000	5,658,732
BankUnited, Inc.	4.875	11-17-25		15,690,000	15,287,049
CIT Group, Inc. (S)	5.500	02-15-19		13,345,000	14,087,316
Citigroup, Inc.	6.250	06-29-17	NZD	9,880,000	7,120,271
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (Q)	5.900	02-15-23		8,350,000	8,308,250
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23		20,615,000	19,326,563
First Niagara Financial Group, Inc.	7.250	12-15-21		2,950,000	3,513,987
First Tennessee Bank NA	2.950	12-01-19		11,755,000	11,808,897
Inter-American Development Bank	6.500	08-20-19	AUD	12,860,000	10,541,780
International Bank for Reconstruction & Development	2.125	05-29-17	NOK	17,190,000	2,028,930
International Bank for Reconstruction & Development	2.375	03-02-17	NOK	34,490,000	4,063,972
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	17,735,000	13,194,776
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	16,100,000	11,570,181
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	41,910,000	5,317,367
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	16,295,000	12,008,456
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	19,415,000	14,558,026
International Finance Corp.	3.250	07-22-19	AUD	21,850,000	16,533,329

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       14

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
International Finance Corp.	3.625	05-20-20	NZD	19,125,000	$13,794,792
International Finance Corp.	3.875	02-26-18	NZD	10,482,000	7,548,936
KFW	3.750	05-29-20	NZD	11,260,000	8,138,582
KFW	6.000	08-20-20	AUD	29,510,000	24,407,920
Landwirtschaftliche Rentenbank	6.500	04-12-17	AUD	13,570,000	10,181,478
National Australia Bank, Ltd.	1.875	07-23-18		5,980,000	5,990,686
National Australia Bank, Ltd.	6.000	02-15-17	AUD	15,250,000	11,351,182
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 Year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24		7,100,000	7,320,207
Regions Financial Corp.	7.375	12-10-37		5,970,000	7,134,174
Royal Bank of Canada	1.200	01-23-17		13,209,000	13,213,887
Synovus Financial Corp.	5.125	06-15-17		10,025,000	10,186,703
Synovus Financial Corp.	7.875	02-15-19		4,861,000	5,347,100
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		6,000,000	6,195,000
U.S. Bancorp (5.125% to 1-15-21, then 3 month LIBOR + 3.486%) (Q)	5.125	01-15-21		7,000,000	7,098,000
Wells Fargo & Company (P)	3.075	07-27-21	AUD	7,815,000	5,805,872
Westpac Banking Corp.	5.000	10-21-19	GBP	4,280,000	5,961,416
Westpac Banking Corp.	7.250	02-11-20	AUD	5,000,000	4,176,163
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23		7,675,000	7,368,000
Capital markets 0.2%
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	12,250,000	8,929,420
Consumer finance 0.1%
Discover Financial Services	5.200	04-27-22		3,100,000	3,340,774
Insurance 1.1%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		12,365,000	15,858,113
Chubb INA Holdings, Inc.	3.350	05-03-26		17,665,000	17,751,205
MetLife, Inc.	6.400	12-15-66		7,690,000	8,324,425
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42		9,825,000	10,391,903
Thrifts and mortgage finance 0.4%
MGIC Investment Corp.	5.750	08-15-23		16,290,000	16,900,875
Radian Group, Inc.	5.250	06-15-20		4,385,000	4,516,550
Health care 8.7%					429,525,263
Biotechnology 0.8%
AbbVie, Inc.	1.800	05-14-18		13,622,000	13,613,473

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Biotechnology (continued)
AbbVie, Inc.	3.600	05-14-25	16,675,000	$16,429,377
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	12,665,000	11,866,674
Health care equipment and supplies 0.4%
Abbott Laboratories	2.950	03-15-25	23,425,000	22,266,868
Health care providers and services 4.8%
Anthem, Inc.	3.500	08-15-24	10,210,000	10,184,465
Cardinal Health, Inc.	3.750	09-15-25	11,595,000	11,887,322
DaVita, Inc.	5.125	07-15-24	26,765,000	26,430,438
Express Scripts Holding Company	3.500	06-15-24	16,911,000	16,764,855
HCA, Inc.	3.750	03-15-19	10,195,000	10,444,778
HCA, Inc.	5.000	03-15-24	15,718,000	15,757,295
HCA, Inc.	5.250	04-15-25	9,040,000	9,107,800
HCA, Inc.	5.375	02-01-25	8,665,000	8,480,869
HCA, Inc.	7.500	02-15-22	13,650,000	15,185,625
HCA, Inc.	8.000	10-01-18	7,400,000	8,029,000
Humana, Inc.	3.850	10-01-24	8,519,000	8,688,571
Montefiore Medical Center	2.895	04-30-32	9,450,000	8,903,053
Quest Diagnostics, Inc.	4.250	04-01-24	11,395,000	11,923,352
UnitedHealth Group, Inc.	1.400	10-15-17	14,095,000	14,112,675
UnitedHealth Group, Inc.	1.450	07-17-17	3,120,000	3,127,794
UnitedHealth Group, Inc.	1.900	07-16-18	15,770,000	15,851,767
UnitedHealth Group, Inc.	3.750	07-15-25	23,020,000	23,881,132
UnitedHealth Group, Inc.	6.000	02-15-18	6,250,000	6,570,156
WellCare Health Plans, Inc.	5.750	11-15-20	9,049,000	9,275,225
Pharmaceuticals 2.7%
Actavis Funding SCS	3.450	03-15-22	13,880,000	14,087,228
Actavis Funding SCS	3.800	03-15-25	4,385,000	4,404,290
AstraZeneca PLC	1.750	11-16-18	11,150,000	11,153,423
Eli Lilly & Company	2.750	06-01-25	12,415,000	12,242,283
Forest Laboratories LLC (S)	4.875	02-15-21	12,150,000	13,093,350
Forest Laboratories LLC (S)	5.000	12-15-21	11,360,000	12,262,859
Grifols Worldwide Operations, Ltd.	5.250	04-01-22	11,775,000	12,128,250
Merck & Company, Inc. (P)	1.269	05-18-18	11,280,000	11,314,799
Merck & Company, Inc.	1.300	05-18-18	5,632,000	5,628,255
Merck & Company, Inc.	2.750	02-10-25	24,157,000	23,691,350
Pfizer, Inc.	1.500	06-15-18	10,731,000	10,736,612
Industrials 3.7%				180,989,326
Aerospace and defense 1.3%
BAE Systems Holdings, Inc. (S)	3.850	12-15-25	8,879,000	9,053,046
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	24,185,000	25,152,400
Lockheed Martin Corp.	2.900	03-01-25	22,246,000	21,715,967

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       16

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Aerospace and defense (continued)
Lockheed Martin Corp.	3.100	01-15-23		5,955,000	$6,022,202
Air freight and logistics 0.6%
Mexico City Airport Trust (S)	4.250	10-31-26		14,745,000	14,051,985
XPO Logistics, Inc. (S)	6.500	06-15-22		16,850,000	17,460,813
Construction and engineering 0.4%
AECOM	5.750	10-15-22		17,548,000	18,381,530
Industrial conglomerates 0.8%
3M Company	3.000	08-07-25		8,815,000	8,951,280
General Electric Company	4.250	01-17-18	NZD	5,330,000	3,824,194
General Electric Company	6.250	09-29-20	GBP	1,570,000	2,335,640
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21		22,182,000	22,847,460
Professional services 0.1%
Verisk Analytics, Inc.	4.000	06-15-25		6,590,000	6,696,402
Road and rail 0.1%
Union Pacific Corp.	3.250	08-15-25		4,825,000	4,896,738
Trading companies and distributors 0.4%
United Rentals North America, Inc.	4.625	07-15-23		9,400,000	9,682,000
United Rentals North America, Inc.	5.500	05-15-27		9,955,000	9,917,669
Information technology 3.8%					186,635,725
Electronic equipment, instruments and components 0.7%
Zebra Technologies Corp.	7.250	10-15-22		30,490,000	32,970,057
IT services 0.7%
First Data Corp. (S)	5.375	08-15-23		7,130,000	7,379,550
IBM Corp. (P)	1.071	02-06-18		7,620,000	7,628,832
IBM Corp.	1.950	02-12-19		9,364,000	9,427,291
IBM Corp.	2.625	08-05-22	GBP	3,900,000	5,137,711
IBM Corp.	2.750	12-21-20	GBP	4,025,000	5,369,855
Semiconductors and semiconductor equipment 0.8%
Intel Corp.	1.350	12-15-17		9,036,000	9,053,792
Intel Corp.	3.700	07-29-25		12,915,000	13,584,501
Micron Technology, Inc.	5.500	02-01-25		6,339,000	6,228,068
Micron Technology, Inc. (S)	7.500	09-15-23		10,695,000	11,764,500
Software 0.9%
Activision Blizzard, Inc. (S)	2.300	09-15-21		11,520,000	11,223,729
Activision Blizzard, Inc. (S)	6.125	09-15-23		11,515,000	12,580,138
Electronic Arts, Inc.	4.800	03-01-26		1,600,000	1,684,003
Microsoft Corp.	3.125	11-03-25		19,590,000	19,798,340
Technology hardware, storage and peripherals 0.7%
Apple, Inc.	3.200	05-13-25		32,605,000	32,805,358

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value
Materials 2.3%					$112,691,970
Chemicals 0.0%
Praxair, Inc.	3.200	01-30-26		2,055,000	2,072,354
Construction materials 0.3%
Cemex SAB de CV (S)	6.125	05-05-25		14,450,000	14,233,250
Containers and packaging 1.8%
Ball Corp.	4.000	11-15-23		18,070,000	17,697,306
Ball Corp.	5.250	07-01-25		13,920,000	14,485,500
Crown Americas LLC	4.500	01-15-23		13,700,000	13,871,250
Crown Cork & Seal Company, Inc.	7.375	12-15-26		6,138,000	6,951,285
Sealed Air Corp. (S)	4.875	12-01-22		9,085,000	9,289,413
Sealed Air Corp. (S)	5.125	12-01-24		9,275,000	9,414,125
Sealed Air Corp. (S)	6.500	12-01-20		14,835,000	16,782,094
Metals and mining 0.2%
Rio Tinto Finance USA, Ltd.	7.125	07-15-28		3,985,000	5,111,914
Rio Tinto Finance USA, Ltd.	9.000	05-01-19		2,400,000	2,783,479
Real estate 0.8%					40,559,608
Equity real estate investment trusts 0.6%
American Tower Corp.	4.700	03-15-22		3,640,000	3,910,616
Crown Castle Towers LLC (S)	4.883	08-15-40		5,718,000	6,117,262
Host Hotels & Resorts LP	4.750	03-01-23		8,050,000	8,373,964
Host Hotels & Resorts LP	5.250	03-15-22		8,550,000	9,237,206
The Hongkong Land Treasury Services Singapore Pte, Ltd.	3.860	12-29-17	SGD	4,000,000	2,855,060
Real estate management and development 0.2%
CapitaMalls Asia Treasury, Ltd.	3.950	08-24-17	SGD	14,250,000	10,065,500
Telecommunication services 1.2%					61,305,701
Diversified telecommunication services 0.8%
SingTel Group Treasury Pte, Ltd.	4.500	09-08-21		4,255,000	4,593,719
T-Mobile USA, Inc.	6.125	01-15-22		11,720,000	12,272,950
T-Mobile USA, Inc.	6.250	04-01-21		5,564,000	5,800,470
T-Mobile USA, Inc.	6.625	04-01-23		3,000,000	3,179,040
T-Mobile USA, Inc.	6.836	04-28-23		3,090,000	3,279,263
Verizon Communications, Inc.	4.272	01-15-36		12,047,000	11,477,165
Wireless telecommunication services 0.4%
America Movil SAB de CV	7.125	12-09-24	MXN	133,000,000	5,999,738
T-Mobile USA, Inc.	6.500	01-15-26		7,200,000	7,776,000
T-Mobile USA, Inc.	6.731	04-28-22		6,630,000	6,927,356
Utilities 1.4%					69,657,328
Electric utilities 1.0%
E.ON International Finance BV	6.000	10-30-19	GBP	2,100,000	2,990,154
FirstEnergy Transmission LLC (S)	4.350	01-15-25		31,615,000	32,683,081
Fortis, Inc. (S)	3.055	10-04-26		12,120,000	11,348,114

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       18

	Rate (%)		Maturity date	Par value^		Value
Utilities (continued)
Gas utilities 0.0%
Southern Gas Networks PLC	4.875		12-21-20	GBP	600,000	$856,384
Multi-utilities 0.2%
NiSource Finance Corp.	5.650		02-01-45		10,030,000	11,622,082
Water utilities 0.2%
American Water Capital Corp.	3.400		03-01-25		9,904,000	10,157,513
Convertible bonds 1.6%						$78,936,938
(Cost $74,135,230)
Financials 0.3%						13,811,484
Insurance 0.3%
Fidelity National Financial, Inc.	4.250		08-15-18		7,555,000	13,811,484
Health care 0.6%						29,074,522
Health care providers and services 0.4%
Anthem, Inc.	2.750		10-15-42		9,140,000	17,942,963
Pharmaceuticals 0.2%
Bayer Capital Corp. BV (S)	5.625		11-22-19	EUR	10,400,000	11,131,559
Industrials 0.3%						16,378,544
Trading companies and distributors 0.3%
Air Lease Corp.	3.875		12-01-18		11,815,000	16,378,544
Information technology 0.4%						19,672,388
Semiconductors and semiconductor equipment 0.4%
Intel Corp.	3.250		08-01-39		11,555,000	19,672,388
Term loans (M) 2.1%						$101,921,240
(Cost $102,067,252)
Consumer discretionary 0.6%						26,492,669
Diversified consumer services 0.4%
The ServiceMaster Company LLC	3.106		11-03-23	15,850,000		15,813,704
Hotels, restaurants and leisure 0.2%
Hilton Worldwide Finance LLC (T)		TBD	10-25-23	10,610,000		10,678,965
Consumer staples 0.3%						14,861,276
Food and staples retailing 0.2%
Aramark Services, Inc.	3.338		02-24-21	7,950,000		8,012,090
Household products 0.1%
Spectrum Brands, Inc. (T)		TBD	06-23-22	6,785,000		6,849,186
Industrials 0.2%						10,628,543
Airlines 0.2%
American Airlines Group, Inc. (T)		TBD	04-28-23	10,605,000		10,628,543

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       19

	Rate (%)		Maturity date	Par value^		Value
Information technology 0.7%						$33,518,149
Electronic equipment, instruments and components 0.1%
Zebra Technologies Corp. (T)		TBD	10-27-21	7,190,356		7,214,731
IT services 0.4%
First Data Corp. (T)		TBD	07-08-22	11,689,906		11,740,290
First Data Corp. (T)		TBD	07-10-22	6,484,026		6,511,389
Technology hardware, storage and peripherals 0.2%
Western Digital Corp. (T)		TBD	04-29-23	7,965,000		8,051,739
Materials 0.1%						5,757,665
Pharmaceuticals 0.1%
Berry Plastics Group, Inc. (T)		TBD	02-08-20	3,140,000		3,147,536
Berry Plastics Group, Inc. (T)		TBD	10-01-22	2,595,000		2,610,129
Telecommunication services 0.2%						10,662,938
Wireless telecommunication services 0.2%
T-Mobile USA, Inc. (T)		TBD	11-09-22	10,565,000		10,662,938
Foreign government obligations 21.6%						$1,064,906,388
(Cost $1,184,573,651)
Australia 3.6%						177,044,610
New South Wales Treasury Corp.	6.000		05-01-20	AUD	56,425,000	46,933,458
New South Wales Treasury Corp.	6.000		03-01-22	AUD	10,615,000	9,213,975
Queensland Treasury Corp. (S)	4.000		06-21-19	AUD	43,705,000	33,796,509
Queensland Treasury Corp.	5.500		06-21-21	AUD	37,895,000	31,686,064
Queensland Treasury Corp.	6.000		07-21-22	AUD	27,080,000	23,565,848
Queensland Treasury Corp.	6.250		02-21-20	AUD	38,340,000	31,848,756
Canada 3.3%						160,918,166
Canada Housing Trust No. 1 (S)	1.700		12-15-17	CAD	16,080,000	12,095,971
Canada Housing Trust No. 1 (S)	3.350		12-15-20	CAD	12,430,000	10,002,389
Export Development Canada	2.400		06-07-21	AUD	3,560,000	2,594,320
Export Development Canada	3.500		02-20-18	NZD	13,405,000	9,601,080
Export Development Canada	4.875		01-24-19	NZD	13,715,000	10,132,139
Government of Canada	1.250		03-01-18	CAD	42,740,000	32,051,659
Government of Canada	1.500		02-01-17	CAD	81,190,000	60,536,202
Province of Ontario	1.900		09-08-17	CAD	31,825,000	23,904,406
Finland 0.1%						5,006,916
Nordic Investment Bank	1.375		07-15-20	NOK	42,390,000	5,006,916
Indonesia 1.2%						60,140,699
Republic of Indonesia	7.000		05-15-22	IDR	228,882,000,000	16,008,043
Republic of Indonesia	7.000		05-15-27	IDR	51,027,000,000	3,486,516
Republic of Indonesia	8.250		07-15-21	IDR	218,317,000,000	16,279,658
Republic of Indonesia	8.375		03-15-24	IDR	51,135,000,000	3,780,568
Republic of Indonesia	8.375		09-15-26	IDR	187,259,000,000	14,035,851
Republic of Indonesia	8.750		05-15-31	IDR	85,110,000,000	6,550,063

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Mexico 2.4%					$117,213,452
Government of Mexico	4.600	01-23-46		16,102,000	13,968,485
Government of Mexico	4.750	06-14-18	MXN	161,760,000	7,678,176
Government of Mexico	6.500	06-10-21	MXN	334,600,000	15,970,092
Government of Mexico	7.750	05-29-31	MXN	273,582,000	13,484,949
Government of Mexico	8.000	12-07-23	MXN	310,720,000	15,794,984
Government of Mexico	8.500	12-13-18	MXN	199,239,000	10,038,834
Government of Mexico	10.000	12-05-24	MXN	709,513,000	40,277,932
New Zealand 3.6%					178,930,696
Dominion of New Zealand	3.000	04-15-20	NZD	44,655,000	32,249,712
Dominion of New Zealand	5.000	03-15-19	NZD	76,060,000	57,213,034
Dominion of New Zealand	6.000	12-15-17	NZD	36,360,000	26,820,415
Dominion of New Zealand	6.000	05-15-21	NZD	48,140,000	39,037,949
New Zealand Local Government Funding Agency	5.000	03-15-19	NZD	15,900,000	11,823,471
New Zealand Local Government Funding Agency	6.000	12-15-17	NZD	16,049,000	11,786,115
Norway 1.5%					74,372,451
Government of Norway (S)	3.750	05-25-21	NOK	183,055,000	23,959,785
Government of Norway (S)	4.250	05-19-17	NOK	115,540,000	13,795,696
Government of Norway (S)	4.500	05-22-19	NOK	285,721,000	36,616,970
Philippines 1.9%					92,993,308
Republic of Philippines	3.375	08-20-20	PHP	580,000,000	11,414,582
Republic of Philippines	3.500	04-21-23	PHP	265,720,000	5,117,421
Republic of Philippines	4.625	09-09-40	PHP	154,757,000	2,752,826
Republic of Philippines	4.950	01-15-21	PHP	608,000,000	12,250,473
Republic of Philippines	5.875	12-16-20	PHP	609,320,800	13,185,577
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	5,498,090
Republic of Philippines	6.500	04-28-21	PHP	678,000,000	15,002,601
Republic of Philippines	8.000	07-19-31	PHP	780,175,000	20,948,397
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	6,823,341
Portugal 0.2%					8,982,940
Republic of Portugal (S)	5.125	10-15-24		9,310,000	8,982,940
Singapore 2.3%					116,536,378
Republic of Singapore	2.375	04-01-17	SGD	59,355,000	41,618,690
Republic of Singapore	2.500	06-01-19	SGD	38,940,000	27,955,570
Republic of Singapore	3.250	09-01-20	SGD	63,315,000	46,962,118
South Korea 0.1%					4,056,448
Korea Treasury Bond Coupon Strips	3.286	09-10-18	KRW	1,205,430,000	1,000,890
Korea Treasury Bond Coupon Strips	3.287	03-10-18	KRW	1,205,430,000	1,009,830
Korea Treasury Bond Coupon Strips	3.296	03-10-17	KRW	1,205,430,000	1,026,870
Korea Treasury Bond Coupon Strips	3.297	09-10-17	KRW	1,205,430,000	1,018,858

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Sweden 1.4%					$68,710,324
Kingdom of Sweden	1.500	11-13-23	SEK	149,590,000	17,793,470
Kingdom of Sweden	3.500	06-01-22	SEK	227,615,000	29,655,820
Kingdom of Sweden	5.000	12-01-20	SEK	74,340,000	9,824,337
Kommuninvest I Sverige AB	2.500	12-01-20	SEK	96,400,000	11,436,697
Capital preferred securities 1.4%					$68,087,745
(Cost $65,675,746)
Financials 1.4%					68,087,745
Banks 1.4%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	12-19-16	15,810,000		12,825,863
USB Capital IX (P)(Q)	3.500	01-03-17	31,793,000		25,958,985
Wachovia Capital Trust III (P)(Q)	5.570	01-03-17	30,035,000		29,302,897
Municipal bonds 4.9%					$238,475,381
(Cost $242,768,283)
City & County of Honolulu (Hawaii)	5.318	12-01-26		6,255,000	7,221,523
City & County of Honolulu (Hawaii)	5.418	12-01-27		6,595,000	7,709,027
City of Houston (Texas)	6.290	03-01-32		16,095,000	19,206,003
Cobb-Marietta Coliseum & Exhibit Hall Authority (Georgia)	4.500	01-01-47		4,770,000	4,893,352
Denver City & County School District No 1 (Colorado)	3.098	12-15-24		11,415,000	11,342,629
Energy Northwest (Washington)	2.814	07-01-24		11,960,000	12,052,929
Florida State Board of Administration Finance Corp.	2.638	07-01-21		22,010,000	22,179,257
Health & Educational Facilities Authority of the State of Missouri	3.471	01-15-36		12,605,000	12,347,102
Kansas Development Finance Authority	3.491	04-15-23		6,445,000	6,619,144
Kansas Development Finance Authority	3.641	04-15-24		7,155,000	7,382,314
Port of Morrow (Oregon)	1.809	09-01-22		5,920,000	5,716,530
Port of Morrow (Oregon)	3.097	09-01-23		13,470,000	13,783,716
State of Georgia	4.250	02-01-30		5,615,000	6,166,955
State of Georgia	4.503	11-01-25		9,765,000	10,800,676
State of Maryland	4.400	03-01-23		4,910,000	5,440,329
State of Mississippi	5.539	10-01-29		7,750,000	9,272,178
State of Oregon	5.742	08-01-24		6,275,000	7,223,717
State of Texas	2.831	10-01-25		1,305,000	1,285,477
State of Texas	3.011	10-01-26		1,760,000	1,733,530
State of Texas	3.311	10-01-28		3,650,000	3,621,129
State of Utah	4.554	07-01-24		8,305,000	9,213,069
State of Washington	1.430	08-01-19		6,370,000	6,335,411
State of Wisconsin	2.183	05-01-24		13,255,000	12,600,733
State of Wisconsin	2.333	05-01-25		5,965,000	5,635,434
Texas Transportation Commission State Highway Fund	5.028	04-01-26		10,600,000	12,169,542
University of North Carolina at Chapel Hill	2.679	12-01-27		13,655,000	12,914,216
University of North Carolina at Chapel Hill	3.847	12-01-34		3,450,000	3,609,459

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       22

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 7.0%				$344,383,651
(Cost $346,640,098)
Commercial and residential 5.7%				278,914,087
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (P)	3.071	04-25-35	2,690,574	2,685,270
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.110	12-13-29	2,040,000	2,020,927
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.716	04-14-33	5,220,000	4,705,142
Banc of America Commercial Mortgage Trust Series 2006-5, Class AM	5.448	09-10-47	21,668	21,654
BBCMS Mortgage Trust Series 2015-STP, Class A (S)	3.323	09-10-28	9,190,000	9,376,551
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (P)	2.985	01-25-35	3,387,702	3,097,316
Series 2005-2, Class A1 (P)	2.920	03-25-35	1,801,604	1,810,379
Series 2005-5, Class A2 (P)	2.460	08-25-35	3,050,226	3,036,297
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.225	01-25-35	1,265,402	1,225,124
Series 2004-7, Class 1A1 (P)	3.007	08-25-34	2,985,017	3,009,000
Series 2004-8, Class 1A (P)	1.234	09-25-34	1,205,445	1,182,117
Series 2004-8, Class 2A (P)	1.205	09-25-34	4,908,847	4,640,005
Series 2005-7, Class 11A1 (P)	1.074	08-25-35	2,388,588	2,298,964
BWAY Mortgage Trust Series 2013-1515, Class F (P) (S)	4.058	03-10-33	4,767,000	4,458,319
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 (P)	3.093	02-25-37	1,284,872	1,282,643
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank) Series 2013-WWP, Class D (S)	3.898	03-10-31	8,550,000	8,488,743
Commercial Mortgage Trust (Deutsche Bank) Series 2007-C9, Class A4 (P)	5.813	12-10-49	3,203,524	3,248,577
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (S)	3.639	11-15-34	13,715,000	14,390,890
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	1.811	09-19-44	17,950,260	959,723
Series 2005-AR2, Class X2 IO	2.306	03-19-45	33,516,083	2,351,596
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.495	12-15-34	6,035,000	6,018,829
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (P)	5.921	07-10-38	1,735,454	1,734,600
GS Mortgage Securities Corp. Trust Series 2016-ICE2, Class A (P) (S)	2.468	02-15-33	17,580,000	17,673,933
GSR Mortgage Loan Trust Series 2005-AR6, Class 4A5 (P)	3.075	09-25-35	5,094,013	5,097,655

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
HarborView Mortgage Loan Trust
Series 2005-2, Class IX IO	1.808	05-19-35	12,310,302	$764,683
Series 2005-9, Class 2A1C (P)	1.012	06-20-35	5,093,209	4,817,021
Series 2007-3, Class ES IO (S)	0.350	05-19-47	28,056,151	438,518
Series 2007-4, Class ES IO	0.350	07-19-47	30,044,850	437,273
Series 2007-6, Class ES IO (S)	0.342	08-19-37	23,279,583	297,024
Hilton USA Trust
Series 2016-HHV, Class A (S)	3.719	11-05-38	4,450,000	4,571,896
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	24,407	24,339
Series 2016-HHV, Class B (P) (S)	4.194	11-05-38	4,685,000	4,822,731
Homestar Mortgage Acceptance Corp. Series 2004-6, Class M3 (P)	1.634	01-25-35	5,265,000	5,258,824
Hudson Yards Mortgage Trust Series 2016-10HY, Class A (S)	2.835	08-10-38	14,990,000	14,523,400
Hudsons Bay Simon JV Trust Series 2015-HB10, Class A10 (S)	4.155	08-05-34	15,800,000	16,433,863
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.146	10-25-36	36,740,026	2,662,697
Series 2005-AR18, Class 2X IO	1.889	10-25-36	38,027,663	1,728,726
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP7, Class AM (P)	6.184	04-17-45	72,694	72,585
Series 2014-INN, Class F (P) (S)	4.538	06-15-29	4,660,000	4,537,551
Series 2015-SGP, Class A (P) (S)	2.235	07-15-36	8,290,000	8,352,372
Series 2015-UES, Class A (S)	2.933	09-05-32	8,200,000	8,372,486
Series 2016-NINE, Class A (P) (S)	2.854	10-06-38	16,655,000	16,193,680
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (P)	2.789	07-25-35	3,247,643	3,223,980
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	2.459	12-25-34	1,210,637	1,211,009
Series 2005-2, Class 1A (P)	1.904	10-25-35	4,670,115	4,662,966
Series 2005-A2, Class A2 (P)	2.644	02-25-35	2,023,002	2,022,165
Series 2006-3, Class 2A1 (P)	2.579	10-25-36	1,476,094	1,442,987
Series 2007-1, Class 2A1 (P)	2.804	01-25-37	8,012,495	7,857,115
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A (S)	2.200	09-13-31	12,290,000	12,072,029
Morgan Stanley Capital I Trust Series 2007-IQ13, Class A4	5.364	03-15-44	5,283,396	5,295,146
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	2.680	10-25-34	1,696,634	1,689,243
Series 2004-9, Class 1A (P)	5.566	11-25-34	1,889,011	1,985,369
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (P)	0.844	11-25-35	2,063,972	2,000,244
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (P) (S)	4.388	01-05-35	6,695,000	5,335,672

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10, Class 2A (P)	2.935	08-25-34	6,481,401	$6,473,858
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (P)	2.831	12-25-33	1,921,825	1,889,215
WaMu Mortgage Pass Through Certificates
Series 2003-AR11, Class A6 (P)	2.808	10-25-33	7,929,386	7,966,785
Series 2004-AR14, Class A1 (P)	2.591	01-25-35	3,469,654	3,466,909
Series 2005-AR19, Class A1A2 (P)	0.824	12-25-45	3,183,312	2,965,200
Series 2005-AR6, Class 2A1A (P)	0.764	04-25-45	3,197,683	3,001,464
Series 2005-AR8, Class 2AB2 (P)	0.945	07-25-45	3,400,265	3,235,128
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (P)	2.852	12-25-34	1,961,194	1,993,680
U.S. Government Agency 1.3%				65,469,564
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.374	10-25-27	6,280,000	6,351,005
Series 2016-DNA1, Class M1 (P)	1.984	07-25-28	4,259,079	4,275,862
Series 2016-DNA2, Class M1 (P)	1.774	10-25-28	12,200,372	12,219,712
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	8,284,193	926,008
Series 2013-46, Class MI IO	3.500	05-25-43	38,001,450	5,066,958
Series 2014-C02, Class 1M1 (P)	1.475	05-25-24	2,970,808	2,977,392
Series 2014-C03, Class 2M1 (P)	1.734	07-25-24	3,363,698	3,367,682
Series 2015-C04, Class 1M1 (P)	2.125	04-25-28	4,372,241	4,385,247
Series 2015-C04, Class 2M1 (P)	2.225	04-25-28	3,601,286	3,615,945
Series 2016-C03, Class 1M1 (P)	2.525	10-25-28	6,594,187	6,673,308
Series 2016-C05, Class 2M1 (P)	1.875	01-25-29	9,887,175	9,916,777
Series 402, Class 3 IO	4.000	11-25-39	1,862,368	348,810
Series 402, Class 4 IO	4.000	10-25-39	2,817,973	655,663
Series 402, Class 7 IO	4.500	11-25-39	3,584,423	725,571
Series 406, Class 3 IO	4.000	01-25-41	4,410,208	847,045
Series 407, Class 4 IO	4.500	03-25-41	6,741,309	1,326,276
Series 407, Class 7 IO	5.000	03-25-41	5,676,267	1,190,445
Series 407, Class 8 IO	5.000	03-25-41	2,935,722	599,858
Asset backed securities 5.5%				$270,978,867
(Cost $272,926,918)
Asset backed securities 5.5%				270,978,867
American Express Credit Account Master Trust
Series 2014-3, Class A	1.490	04-15-20	11,150,000	11,179,284
Series 2014-4, Class A	1.430	06-15-20	8,928,000	8,946,398
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	25,573,000	25,438,218
Capital One Multi-Asset Execution Trust
Series 2014-A2, Class A2	1.260	01-15-20	5,815,000	5,818,534

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       25

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2014-A5, Class A	1.480	07-15-20	4,537,000	$4,548,558
Chase Issuance Trust
Series 2014-A7, Class A	1.380	11-15-19	11,395,000	11,414,137
Series 2015-A7, Class A7	1.620	07-15-20	10,785,000	10,825,977
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	5,135,000	5,314,054
Series 2014-A4, Class A4	1.230	04-24-19	12,918,000	12,926,534
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	12,890,738	12,777,755
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	22,184,850	22,272,857
Discover Card Execution Note Trust
Series 2007-A1, Class A1	5.650	03-16-20	6,353,000	6,571,846
Series 2014-A3, Class A3	1.220	10-15-19	15,715,000	15,725,333
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II (S)	4.474	10-25-45	16,349,850	16,164,802
EquiFirst Mortgage Loan Trust Series 2015-1, Class M2 (P)	1.209	04-25-35	7,723,770	7,553,340
Ford Credit Auto Owner Trust Series 2015-A, Class A4	1.640	06-15-20	7,012,000	7,039,958
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (P)	0.895	10-25-35	12,075,989	11,305,699
Home Equity Asset Trust Series 2003-1, Class M1 (P)	2.034	06-25-33	1,525,041	1,484,868
Honda Auto Receivables Owner Trust
Series 2014-1, Class A3	0.670	11-21-17	163,746	163,696
Series 2016-1, Class A3	1.220	12-18-19	5,000,000	4,992,366
Merrill Lynch Mortgage Investors Trust Series 2006-FF1M (P)	0.630	08-25-36	1,590,102	1,588,790
Nissan Auto Receivables Owner Trust Series 2015-A, Class A3	1.050	10-15-19	2,573,357	2,570,727
RASC Series Trust Series 2005-EMX3, Class M3 (P)	1.224	09-25-35	8,500,000	8,274,628
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	6,119,250	6,089,027
Taco Bell Funding LLC Series 2016-1A, Class A23 (S)	4.970	05-25-46	23,191,875	23,199,134
Toyota Auto Receivables Owner Trust Series 2015-C, Class A3	1.340	06-17-19	4,000,000	4,005,398
Verizon Owner Trust Series 2016-1A, Class A (S)	1.420	01-20-21	10,391,000	10,341,036
Wendys Funding LLC Series 2015-1A, Class A2II (S)	4.080	06-15-45	12,488,850	12,445,913

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       26

	Shares	Value
Common stocks 0.0%		$0
(Cost $3,539,176)
Consumer discretionary 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (I)	300,118	0
Preferred securities 5.6%		$276,064,588
(Cost $277,723,427)
Consumer staples 0.4%		18,074,081
Food products 0.4%
Tyson Foods, Inc., 4.750%	288,125	18,074,081
Energy 0.1%		5,309,772
Oil, gas and consumable fuels 0.1%
Kinder Morgan, Inc., 9.750%	108,010	5,309,772
Financials 3.1%		154,133,233
Banks 2.8%
First Tennessee Bank NA, 3.750% (P)(S)	18,420	12,525,025
KeyCorp (8.625% to 5-15-17, then 3 month LIBOR + 7.327%)	411,554	10,535,782
M&T Bank Corp., Series A, 6.375%	7,985	7,985,000
M&T Bank Corp., Series C, 6.375%	962	966,810
Regions Financial Corp., 6.375%	561,920	14,137,907
SunTrust Banks, Inc., 5.875%	350,000	8,599,500
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR + 6.390%)	333,527	9,255,374
U.S. Bancorp, 3.500% (P)	21,257	18,115,215
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	385,125	10,910,591
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	440,630	11,015,750
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	613,607	16,634,886
Zions Bancorporation, 7.900%	444,000	11,366,400
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	154,580	4,513,736
Insurance 0.3%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	610,325	17,571,257
Health care 0.1%		5,959,704
Pharmaceuticals 0.1%
Allergan PLC, 5.500%	8,312	5,959,704
Real estate 0.1%		4,148,947
Equity real estate investment trusts 0.1%
Welltower, Inc., 6.500%	71,300	4,148,947

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       27

			Shares	Value
Utilities 1.8%				$88,438,851
Electric utilities 1.0%
	Exelon Corp., 6.500%		314,254	14,408,546
	NextEra Energy, Inc., 6.123%		410,325	19,285,275
	NextEra Energy, Inc., 6.371%		295,095	16,498,761
Multi-utilities 0.8%
	Dominion Resources, Inc., 6.375%		435,716	21,903,443
	Dominion Resources, Inc., 6.750%		332,780	16,342,826
			Shares/Par	Value
Purchased options 0.0%				$699,152
(Cost $1,206,208)
Put options 0.0%				699,152
Over the Counter Option on the USD vs. JPY (Expiration Date: 11-15-17; Strike Price: $97.65; Counterparty: UBS Securities LLC) (I)			64,160,000	699,152
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.3%				$164,136,000
(Cost $164,136,000)
U.S. Government Agency 2.0%				100,759,000
Federal Farm Credit Bank Discount Note	0.180	12-01-16	7,730,000	7,730,000
Federal Home Loan Bank Discount Note	0.100	12-01-16	93,029,000	93,029,000
			Par value^	Value
Repurchase agreement 1.3%				63,377,000
Barclays Tri-Party Repurchase Agreement dated 11-30-16 at 0.260% to be repurchased at $55,718,402 on 12-1-16, collateralized by $36,500,000 U.S. Treasury Inflation Indexed Bonds, 1.750% due 1-15-28 (valued at $47,416,849, including interest) and 8,005,400 U.S. Treasury Inflation Indexed Notes, 1.375% due 1-15-20 (valued at $9,416,028, including interest)			55,718,000	55,718,000
Repurchase Agreement with State Street Corp. dated 11-30-16 at 0.030% to be repurchased at $7,659,006 on 12-1-16, collateralized by $7,480,000 U.S. Treasury Notes, 2.750% due 2-15-24 (valued at $7,816,600, including interest)			7,659,000	7,659,000
Total investments (Cost $5,042,545,884)† 99.9%				$4,916,789,300
Other assets and liabilities, net 0.1%				$3,717,606
Total net assets 100.0%				$4,920,506,906

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       28

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $845,227,364 or 17.2% of the fund's net assets as of 11-30-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-16, the aggregate cost of investment securities for federal income tax purposes was $5,080,268,450. Net unrealized depreciation aggregated to $163,479,150, of which $60,288,067 related to appreciated investment securities and $223,767,217 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       29

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-16 (unaudited)

Assets
Investments, at value (Cost $5,042,545,884)	$4,916,789,300
Cash	761,511
Foreign currency, at value (Cost $1,410,358)	1,372,110
Cash held at broker for futures contracts	7,496,638
Cash segregated at custodian for derivative contracts	3,060,000
Receivable for investments sold	7,457,841
Receivable for fund shares sold	9,723,467
Unrealized appreciation on forward foreign currency contracts	58,603,814
Dividends and interest receivable	50,129,542
Receivable for futures variation margin	1,588,497
Receivable due from advisor	106
Other receivables and prepaid expenses	188,590
Total assets	5,057,171,416
Liabilities
Payable for investments purchased	95,475,120
Unrealized depreciation on forward foreign currency contracts	26,639,760
Payable for fund shares repurchased	9,808,902
Distributions payable	3,683,587
Payable to affiliates
Accounting and legal services fees	162,602
Transfer agent fees	441,807
Distribution and service fees	42,296
Other liabilities and accrued expenses	410,436
Total liabilities	136,664,510
Net assets	$4,920,506,906
Net assets consist of
Paid-in capital	$5,039,770,416
Undistributed net investment income	36,106,295
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(60,775,988)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(94,593,817)
Net assets	$4,920,506,906

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       30

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($829,473,089 ÷ 130,055,778 shares)[1]	$6.38
Class B ($84,424,831 ÷ 13,236,334 shares)[1]	$6.38
Class C ($375,782,458 ÷ 58,919,971 shares)[1]	$6.38
Class I ($3,192,115,386 ÷ 501,485,944 shares)	$6.37
Class R1 ($14,537,332 ÷ 2,271,898 shares)	$6.40
Class R2 ($13,645,930 ÷ 2,142,259 shares)	$6.37
Class R3 ($4,374,133 ÷ 686,016 shares)	$6.38
Class R4 ($141,408,027 ÷ 22,164,180 shares)	$6.38
Class R5 ($15,296,711 ÷ 2,401,620 shares)	$6.37
Class R6 ($249,449,009 ÷ 39,145,498 shares)	$6.37
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.65

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       31

STATEMENT OF OPERATIONS   For the six months ended 11-30-16 (unaudited)

Investment income
Interest	$78,469,837
Dividends	8,337,436
Less foreign taxes withheld	(640,440)
Total investment income	86,166,833
Expenses
Investment management fees	8,002,607
Distribution and service fees	4,179,721
Accounting and legal services fees	568,321
Transfer agent fees	2,730,914
Trustees' fees	36,918
State registration fees	191,058
Printing and postage	293,436
Professional fees	142,233
Custodian fees	469,739
Registration and filing fees	2,512
Other	34,684
Total expenses	16,652,143
Less expense reductions	(281,341)
Net expenses	16,370,802
Net investment income	69,796,031
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	6,382,037
Futures contracts	29,549,901
35,931,938
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(100,952,172)
Futures contracts	32,330
(100,919,842)
Net realized and unrealized loss	(64,987,904)
Increase in net assets from operations	$4,808,127

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       32

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-16	Year ended 5-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$69,796,031	$104,710,010
Net realized gain (loss)	35,931,938	(34,771,944)
Change in net unrealized appreciation (depreciation)	(100,919,842)	15,002,367
Increase in net assets resulting from operations	4,808,127	84,940,433
Distributions to shareholders
From net investment income
Class A	(12,743,635)	(26,773,470)
Class B	(1,011,624)	(2,354,161)
Class C	(4,362,433)	(9,467,994)
Class I	(51,485,416)	(65,001,307)
Class R1	(194,137)	(376,922)
Class R2	(175,113)	(221,484)
Class R3	(48,397)	(65,468)
Class R4	(2,165,238)	(3,561,024)
Class R5	(210,751)	(388,454)
Class R6	(3,686,310)	(5,931,841)
From net realized gain
Class A	—	(2,926,082)
Class B	—	(338,594)
Class C	—	(1,358,644)
Class I	—	(6,452,823)
Class R1	—	(46,109)
Class R2	—	(21,979)
Class R3	—	(7,563)
Class R4	—	(413,215)
Class R5	—	(37,936)
Class R6	—	(566,808)
Total distributions	(76,083,054)	(126,311,878)
From fund share transactions	20,795,240	1,791,922,427
Total increase (decrease)	(50,479,687)	1,750,550,982
Net assets
Beginning of period	4,970,986,593	3,220,435,611
End of period	$4,920,506,906	$4,970,986,593
Undistributed net investment income	$36,106,295	$42,393,318

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       33

Financial highlights

Class A Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.47		$6.56	$6.71	$6.78	$6.47	$6.85
Net investment income[2]	0.09		0.17	0.24	0.29	0.34	0.38
Net realized and unrealized gain (loss) on investments	(0.09)		(0.05)	(0.15)	(0.07)	0.32	(0.35)
Total from investment operations	—		0.12	0.09	0.22	0.66	0.03
Less distributions
From net investment income	(0.09)		(0.19)	(0.24)	(0.29)	(0.34)	(0.39)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.09)		(0.21)	(0.24)	(0.29)	(0.35)	(0.41)
Net asset value, end of period	$6.38		$6.47	$6.56	$6.71	$6.78	$6.47
Total return (%)[3,4]	0.03	[5]	1.82	1.30	3.36	10.41	0.51
Ratios and supplemental data
Net assets, end of period (in millions)	$829		$913	$1,007	$1,258	$1,676	$1,751
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[6]	0.82	0.82	0.86	0.90	0.93
Expenses including reductions	0.80	[6]	0.81	0.81	0.86	0.90	0.93
Net investment income	2.60	[6]	2.67	3.67	4.43	5.05	5.82
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       34

Class B Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.47		$6.56	$6.71	$6.78	$6.47	$6.85
Net investment income[2]	0.06		0.13	0.20	0.25	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.08)		(0.06)	(0.16)	(0.08)	0.32	(0.35)
Total from investment operations	(0.02)		0.07	0.04	0.17	0.61	(0.02)
Less distributions
From net investment income	(0.07)		(0.14)	(0.19)	(0.24)	(0.29)	(0.34)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.07)		(0.16)	(0.19)	(0.24)	(0.30)	(0.36)
Net asset value, end of period	$6.38		$6.47	$6.56	$6.71	$6.78	$6.47
Total return (%)[3,4]	(0.32	) [5]	1.12	0.59	2.64	9.64	(0.19)
Ratios and supplemental data
Net assets, end of period (in millions)	$84		$98	$120	$147	$186	$179
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	[6]	1.52	1.52	1.56	1.60	1.63
Expenses including reductions	1.50	[6]	1.51	1.51	1.56	1.60	1.63
Net investment income	1.91	[6]	1.98	2.98	3.73	4.34	5.10
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       35

Class C Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.47		$6.56	$6.71	$6.78	$6.47	$6.85
Net investment income[2]	0.06		0.13	0.20	0.25	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.08)		(0.06)	(0.16)	(0.08)	0.32	(0.35)
Total from investment operations	(0.02)		0.07	0.04	0.17	0.61	(0.02)
Less distributions
From net investment income	(0.07)		(0.14)	(0.19)	(0.24)	(0.29)	(0.34)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.07)		(0.16)	(0.19)	(0.24)	(0.30)	(0.36)
Net asset value, end of period	$6.38		$6.47	$6.56	$6.71	$6.78	$6.47
Total return (%)[3,4]	(0.32	) [5]	1.12	0.59	2.64	9.64	(0.19)
Ratios and supplemental data
Net assets, end of period (in millions)	$376		$413	$479	$565	$751	$757
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	[6]	1.52	1.52	1.56	1.60	1.63
Expenses including reductions	1.50	[6]	1.51	1.51	1.56	1.60	1.63
Net investment income	1.91	[6]	1.98	2.97	3.73	4.35	5.10
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       36

Class I Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.46		$6.55	$6.69	$6.77	$6.46	$6.84
Net investment income[2]	0.10		0.19	0.26	0.31	0.36	0.40
Net realized and unrealized gain (loss) on investments	(0.09)		(0.06)	(0.14)	(0.08)	0.33	(0.35)
Total from investment operations	0.01		0.13	0.12	0.23	0.69	0.05
Less distributions
From net investment income	(0.10)		(0.20)	(0.26)	(0.31)	(0.37)	(0.41)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.10)		(0.22)	(0.26)	(0.31)	(0.38)	(0.43)
Net asset value, end of period	$6.37		$6.46	$6.55	$6.69	$6.77	$6.46
Total return (%)[3]	0.19	[4]	2.14	1.76	3.54	10.83	0.90
Ratios and supplemental data
Net assets, end of period (in millions)	$3,192		$3,175	$1,357	$1,148	$1,111	$577
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	[5]	0.50	0.50	0.53	0.52	0.53
Expenses including reductions	0.49	[5]	0.50	0.50	0.53	0.52	0.53
Net investment income	2.92	[5]	2.96	3.97	4.75	5.36	6.19
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       37

Class R1 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.49		$6.59	$6.73	$6.80	$6.49	$6.86
Net investment income[2]	0.07		0.15	0.22	0.27	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.08)		(0.07)	(0.15)	(0.07)	0.32	(0.35)
Total from investment operations	(0.01)		0.08	0.07	0.20	0.64	0.01
Less distributions
From net investment income	(0.08)		(0.16)	(0.21)	(0.27)	(0.32)	(0.36)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.08)		(0.18)	(0.21)	(0.27)	(0.33)	(0.38)
Net asset value, end of period	$6.40		$6.49	$6.59	$6.73	$6.80	$6.49
Total return (%)[3]	(0.13	) [4]	1.33	1.11	3.02	10.03	0.29
Ratios and supplemental data
Net assets, end of period (in millions)	$15		$15	$15	$17	$18	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	[5]	1.16	1.16	1.19	1.19	1.21
Expenses including reductions	1.14	[5]	1.15	1.15	1.19	1.19	1.21
Net investment income	2.27	[5]	2.33	3.32	4.09	4.72	5.52
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       38

Class R2 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$6.46		$6.55	$6.70	$6.77	$6.46	$6.61
Net investment income[3]	0.08		0.17	0.23	0.29	0.34	0.08
Net realized and unrealized gain (loss) on investments	(0.08)		(0.06)	(0.15)	(0.07)	0.33	(0.14)
Total from investment operations	—		0.11	0.08	0.22	0.67	(0.06)
Less distributions
From net investment income	(0.09)		(0.18)	(0.23)	(0.29)	(0.35)	(0.09)
From net realized gain	—		(0.02)	—	—	(0.01)	—
Total distributions	(0.09)		(0.20)	(0.23)	(0.29)	(0.36)	(0.09)
Net asset value, end of period	$6.37		$6.46	$6.55	$6.70	$6.77	$6.46
Total return (%)[4]	(0.01	) [5]	1.58	1.35	3.34	10.61	(0.85	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$14		$11	$7	$3	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[7]	0.90	0.91	0.91	0.73	0.72	[7]
Expenses including reductions	0.90	[7]	0.90	0.90	0.91	0.73	0.72	[7]
Net investment income	2.53	[7]	2.59	3.52	4.38	5.11	4.89	[7]
Portfolio turnover (%)	22		37	51	50	53	42	[8]

1	Six months ended 11-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       39

Class R3 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.47		$6.56	$6.70	$6.78	$6.47	$6.84
Net investment income[2]	0.08		0.16	0.23	0.28	0.32	0.37
Net realized and unrealized gain (loss) on investments	(0.08)		(0.06)	(0.15)	(0.09)	0.33	(0.35)
Total from investment operations	—		0.10	0.08	0.19	0.65	0.02
Less distributions
From net investment income	(0.09)		(0.17)	(0.22)	(0.27)	(0.33)	(0.37)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.09)		(0.19)	(0.22)	(0.27)	(0.34)	(0.39)
Net asset value, end of period	$6.38		$6.47	$6.56	$6.70	$6.78	$6.47
Total return (%)[3]	(0.08	) [4]	1.60	1.20	2.97	10.18	0.42
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$3	$2	$4	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	[5]	1.04	1.06	1.09	1.10	1.11
Expenses including reductions	1.03	[5]	1.03	1.05	1.09	1.10	1.11
Net investment income	2.40	[5]	2.44	3.48	4.18	4.83	5.61
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       40

Class R4 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.47		$6.57	$6.71	$6.78	$6.47	$6.84
Net investment income[2]	0.09		0.18	0.25	0.30	0.35	0.38
Net realized and unrealized gain (loss) on investments	(0.08)		(0.06)	(0.14)	(0.07)	0.32	(0.34)
Total from investment operations	0.01		0.12	0.11	0.23	0.67	0.04
Less distributions
From net investment income	(0.10)		(0.20)	(0.25)	(0.30)	(0.35)	(0.39)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.10)		(0.22)	(0.25)	(0.30)	(0.36)	(0.41)
Net asset value, end of period	$6.38		$6.47	$6.57	$6.71	$6.78	$6.47
Total return (%)[3]	0.11	[4]	1.83	1.62	3.52	10.51	0.69
Ratios and supplemental data
Net assets, end of period (in millions)	$141		$139	$45	$11	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	[5]	0.76	0.76	0.79	0.81	0.81
Expenses including reductions	0.64	[5]	0.65	0.65	0.69	0.71	0.81
Net investment income	2.77	[5]	2.82	3.74	4.58	5.22	5.85
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       41

Class R5 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$6.46		$6.55	$6.70	$6.77	$6.47	$6.84
Net investment income[2]	0.10		0.20	0.27	0.32	0.37	0.41
Net realized and unrealized gain (loss) on investments	(0.08)		(0.06)	(0.16)	(0.08)	0.31	(0.35)
Total from investment operations	0.02		0.14	0.11	0.24	0.68	0.06
Less distributions
From net investment income	(0.11)		(0.21)	(0.26)	(0.31)	(0.37)	(0.41)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.11)		(0.23)	(0.26)	(0.31)	(0.38)	(0.43)
Net asset value, end of period	$6.37		$6.46	$6.55	$6.70	$6.77	$6.47
Total return (%)[3]	0.21	[4]	2.19	1.66	3.74	10.68	1.04
Ratios and supplemental data
Net assets, end of period (in millions)	$15		$13	$11	$12	$9	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	[5]	0.46	0.46	0.48	0.50	0.50
Expenses including reductions	0.44	[5]	0.45	0.45	0.48	0.50	0.50
Net investment income	2.99	[5]	3.03	4.03	4.79	5.44	6.22
Portfolio turnover (%)	22		37	51	50	53	42

1	Six months ended 11-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       42

Class R6 Shares Period ended	11-30-16	[1]	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$6.46		$6.56	$6.70	$6.77	$6.46	$6.57
Net investment income[3]	0.10		0.20	0.26	0.32	0.36	0.30
Net realized and unrealized gain (loss) on investments	(0.08)		(0.07)	(0.14)	(0.07)	0.33	(0.08)
Total from investment operations	0.02		0.13	0.12	0.25	0.69	0.22
Less distributions
From net investment income	(0.11)		(0.21)	(0.26)	(0.32)	(0.37)	(0.31)
From net realized gain	—		(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.11)		(0.23)	(0.26)	(0.32)	(0.38)	(0.33)
Net asset value, end of period	$6.37		$6.46	$6.56	$6.70	$6.77	$6.46
Total return (%)[4]	0.24	[5]	2.10	1.87	3.81	10.92	3.41	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$249		$191	$175	$9	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.41	[7]	0.41	0.41	0.44	0.45	0.46	[7]
Expenses including reductions	0.38	[7]	0.38	0.39	0.42	0.45	0.46	[7]
Net investment income	3.05	[7]	3.10	3.88	4.83	5.39	6.10	[7]
Portfolio turnover (%)	22		37	51	50	53	42	[8]

1	Six months ended 11-30-16. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2016, by major security category or type:

	Total value at 11-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$2,308,199,350	—	$2,308,199,350	—
Convertible bonds	78,936,938	—	78,936,938	—
Term loans	101,921,240	—	101,921,240	—
Foreign government obligations	1,064,906,388	—	1,064,906,388	—
Capital preferred securities	68,087,745	—	68,087,745	—
Municipal bonds	238,475,381	—	238,475,381	—
Collateralized mortgage obligations	344,383,651	—	344,383,651	—
Asset backed securities	270,978,867	—	270,978,867	—
Preferred securities	276,064,588	$263,539,563	12,525,025	—
Purchased options	699,152	—	699,152	—
Short-term investments	164,136,000	—	164,136,000	—
Total investments in securities	$4,916,789,300	$263,539,563	$4,653,249,737	—
Other financial instruments:
Futures	$32,330	$32,330	—	—
Forward foreign currency contracts	31,964,054	—	$31,964,054	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       45

reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. as the administrative agent, that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. Commitment fees for the six months ended November 30, 2016 were $6,269. For the six months ended November 30, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       46

and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a short-term capital loss carryforward of $45,610,255 and a long-term capital loss carryforward of $27,704,922 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       47

segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2016, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging up to approximately $478 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	1,470	Short	Mar 2017	($173,192,315)	($173,230,312)	($37,997)
10-Year U.S. Treasury Note Futures	2,447	Short	Mar 2017	(304,760,061)	(304,689,734)	70,327
						$32,330

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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During the six months ended November 30, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.2 billion to $3.2 billion, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	61,845,000	CAD	63,567,264	Citibank N.A.	12/21/2016	—	($1,684,934)	($1,684,934)
AUD	40,850,000	CAD	42,027,910	Royal Bank of Canada	12/21/2016	—	(1,142,955)	(1,142,955)
AUD	126,840,000	NZD	134,410,410	HSBC Bank USA	12/21/2016	—	(1,510,575)	(1,510,575)
AUD	32,858,145	USD	24,889,878	Goldman Sachs Bank USA	12/21/2016	—	(637,983)	(637,983)
CAD	115,308,572	EUR	80,920,000	Citibank N.A.	12/21/2016	$8,530	—	8,530
CAD	79,037,240	GBP	46,702,656	Toronto Dominion Bank	12/21/2016	382,675	—	382,675
CAD	177,835,130	USD	135,295,000	Goldman Sachs Bank USA	12/21/2016	—	(2,881,135)	(2,881,135)
CAD	51,500,664	USD	39,266,595	Royal Bank of Canada	12/21/2016	—	(919,832)	(919,832)
CAD	171,808,878	USD	130,430,000	Toronto Dominion Bank	12/21/2016	—	(2,503,209)	(2,503,209)
GBP	69,225,000	CAD	112,994,583	Citibank N.A.	12/21/2016	2,529,034	—	2,529,034
GBP	29,685,000	CAD	48,175,786	Royal Bank of Canada	12/21/2016	1,291,825	—	1,291,825
GBP	25,900,000	CAD	43,166,494	Standard Chartered Bank	12/21/2016	283,207	—	283,207
GBP	47,028,621	CAD	79,037,240	Toronto Dominion Bank	12/21/2016	25,403	—	25,403
GBP	1,000,000	USD	1,224,440	Citibank N.A.	12/21/2016	27,469	—	27,469
GBP	9,925,000	USD	12,955,996	State Street Bank and Trust Company	12/21/2016	—	(530,796)	(530,796)
MXN	964,249,440	USD	48,750,000	State Street Bank and Trust Company	12/21/2016	—	(1,993,048)	(1,993,048)
MXN	354,667,725	USD	18,300,000	Toronto Dominion Bank	12/21/2016	—	(1,101,980)	(1,101,980)
NOK	61,403,495	USD	7,629,185	Goldman Sachs Bank USA	12/21/2016	—	(416,164)	(416,164)
NZD	59,909,542	AUD	56,725,000	Citibank N.A.	12/21/2016	533,246	—	533,246
NZD	36,742,821	AUD	34,350,000	JPMorgan Chase Bank N.A.	12/21/2016	651,594	—	651,594
NZD	36,643,721	AUD	34,350,000	State Street Bank and Trust Company	12/21/2016	581,457	—	581,457
NZD	40,489,200	CAD	37,600,448	JPMorgan Chase Bank N.A.	12/21/2016	659,246	—	659,246
NZD	46,989,124	GBP	26,622,473	Goldman Sachs Bank USA	12/21/2016	—	(72,542)	(72,542)
NZD	44,503,089	USD	31,916,577	State Street Bank and Trust Company	12/21/2016	—	(419,681)	(419,681)
SEK	204,330,050	USD	22,733,508	Goldman Sachs Bank USA	12/21/2016	—	(552,381)	(552,381)
SGD	38,085,805	USD	26,990,000	HSBC Bank USA	12/21/2016	—	(417,534)	(417,534)
SGD	75,626,794	USD	55,630,000	Royal Bank of Canada	12/21/2016	—	(2,865,186)	(2,865,186)
SGD	20,366,850	USD	15,000,000	State Street Bank and Trust Company	12/21/2016	—	(790,049)	(790,049)
SGD	73,585,574	USD	54,400,000	UBS AG	12/21/2016	—	(3,059,347)	(3,059,347)
USD	318,206,411	AUD	425,627,575	Australia and New Zealand Banking Group	12/21/2016	4,059,789	—	4,059,789
USD	77,423,814	AUD	102,695,000	JPMorgan Chase Bank N.A.	12/21/2016	1,626,829	—	1,626,829
USD	153,540,957	CAD	202,366,982	Royal Bank of Canada	12/21/2016	2,860,976	—	2,860,976
USD	11,170,722	EUR	10,447,250	Goldman Sachs Bank USA	12/21/2016	87,132	—	87,132
USD	103,820,610	GBP	82,000,000	Citibank N.A.	12/21/2016	1,164,049	—	1,164,049
USD	24,167,664	GBP	18,342,534	HSBC Bank USA	12/21/2016	1,204,476	—	1,204,476

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Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	21,053,880	GBP	16,910,000	Royal Bank of Canada	12/21/2016	—	(115,906)	(115,906)
USD	14,284,485	GBP	10,925,000	State Street Bank and Trust Company	12/21/2016	607,376	—	607,376
USD	24,600,000	MXN	454,179,960	Goldman Sachs Bank USA	12/21/2016	2,576,580	—	2,576,580
USD	7,287,500	MXN	142,922,450	Royal Bank of Canada	12/21/2016	357,117	—	357,117
USD	132,228,418	MXN	2,542,256,524	State Street Bank and Trust Company	12/21/2016	8,953,091	—	8,953,091
USD	18,300,000	MXN	352,296,960	Toronto Dominion Bank	12/21/2016	1,216,939	—	1,216,939
USD	99,570,884	NOK	851,189,173	Goldman Sachs Bank USA	12/21/2016	—	(417,647)	(417,647)
USD	61,940,994	NZD	88,020,000	JPMorgan Chase Bank N.A.	12/21/2016	—	(354,835)	(354,835)
USD	333,561,995	NZD	474,483,634	State Street Bank and Trust Company	12/21/2016	—	(2,252,041)	(2,252,041)
USD	97,685,689	SEK	836,873,296	Citibank N.A.	12/21/2016	6,838,590	—	6,838,590
USD	327,365,987	SGD	444,142,353	HSBC Bank USA	12/21/2016	17,487,872	—	17,487,872
USD	57,565,000	SGD	79,957,896	Standard Chartered Bank	12/21/2016	1,778,377	—	1,778,377
USD	14,505,000	SGD	19,627,441	State Street Bank and Trust Company	12/21/2016	810,935	—	810,935
						$58,603,814	($26,639,760)	$31,964,054

Currency abbreviation
AUD	Australian Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
MXN	Mexican Peso	USD	Unite States Dollar
NOK	Norwegian Krone

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

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During the six months ended November 30, 2016, the fund used purchased options to manage against anticipated currency exchange rates. The fund held purchased options with market values ranging up to approximately $0.7 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Investments, at value*	Purchased options	$699,152	—
Interest rate	Receivable/payable for futures	Futures†	32,330	—
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	58,603,814	($26,639,760)
			$59,335,296	($26,639,760)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

The fund's exposure to counterparties subject to ISDA agreements is as follows:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$58,603,814	($26,639,760)
Purchased options	699,152	—
Totals	$59,302,966	($26,639,760)

The table below reflects the fund's exposure to counterparties subject to ISDAs for OTC derivatives transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Australia and New Zealand Banking Group	$4,059,789	$140,000	—	$3,919,789
Citibank N.A.	9,415,984	9,415,984	—	—
Goldman Sachs Bank USA	(2,314,140)	—	$1,120,000	(1,194,140)
HSBC Bank USA	16,764,239	16,670,000	—	94,239
JPMorgan Chase Bank N.A.	2,582,834	—	—	2,582,834
Royal Bank of Canada	(533,961)	—	110,000	(423,961)
Standard Chartered Bank	2,061,584	1,460,000	—	601,584
State Street Bank and Trust Company	4,967,244	4,967,244	—	—
Toronto Dominion Bank	(1,980,172)	—	1,830,000	(150,172)
UBS AG	(2,360,195)	—	—	(2,360,195)
Totals	$32,663,206	$32,653,228	$3,060,000	$3,069,978

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Total
Interest rate	$29,549,901	—	$29,549,901
Foreign currency	—	($15,743,919)	(15,743,919)
Total	$29,549,901	($15,743,919)	$13,805,982

1 Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	$32,330	—	—	$32,330
Foreign currency	—	$13,386,684	($507,056)	12,879,628
Total	$32,330	$13,386,684	($507,056)	$12,911,958

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund's average daily net assets; (b) 0.45% of the next $150 million of the fund's average daily net assets; (c) 0.40% of the next $250 million of the fund's average daily net assets; (d) 0.35% of the next $150 million of the fund's average daily net assets; and (e) 0.30% of the fund's average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended

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November 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the class. The fee waiver and/or reimbursement will continue in effect until September 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended November 30, 2016, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$33,639	Class R3	$139
Class B	3,536	Class R4	5,410
Class C	15,248	Class R5	495
Class I	122,445	Class R6	27,681
Class R1	581	Total	$209,651
Class R2	477

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2016 were equivalent to a net annual effective rate of 0.31% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The Distributor has contractually agreed to waive and limit Rule12b-1 fees for Class R4 shares to the extent necessary to achieve aggregate fees of 0.15%. The current waiver agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver and limit amounted to $71,690 for Class R4 shares for the six months ended November 30, 2016.

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Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $323,597 for the six months ended November 30, 2016. Of this amount, $44,411 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $266,893 was paid as sales commissions to broker-dealers and $12,293 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2016, CDSCs received by the Distributor amounted to $1,960, $56,032 and $6,852 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,338,386	$561,401
Class B	468,648	58,983
Class C	2,020,922	254,314
Class I	—	1,820,886
Class R1	57,514	1,321
Class R2	31,701	1,082
Class R3	11,675	314
Class R4	247,853	12,298
Class R5	3,022	1,121
Class R6	—	19,194
Total	$4,179,721	$2,730,914

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest income is included in Interest on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$28,240,820	1	0.715%	$561

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2016 and for the year ended May 31, 2016 were as follows:

		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,569,980	$42,736,057	17,802,522	$114,670,595
Distributions reinvested	1,786,820	11,637,525	4,192,678	27,002,632
Repurchased	(19,404,861)	(126,201,594)	(34,296,335)	(221,153,315)
Net decrease	(11,048,061)	($71,828,012)	(12,301,135)	($79,480,088)
Class B shares
Sold	48,505	$315,411	184,803	$1,186,403
Distributions reinvested	137,519	895,953	367,288	2,365,057
Repurchased	(2,125,344)	(13,828,358)	(3,733,136)	(24,067,956)
Net decrease	(1,939,320)	($12,616,994)	(3,181,045)	($20,516,496)
Class C shares
Sold	1,494,288	$9,747,315	5,104,078	$32,804,438
Distributions reinvested	565,753	3,684,542	1,415,212	9,111,724
Repurchased	(6,985,904)	(45,451,583)	(15,720,093)	(101,351,861)
Net decrease	(4,925,863)	($32,019,726)	(9,200,803)	($59,435,699)
Class I shares
Sold	66,781,778	$435,080,729	366,354,748	$2,356,422,957
Distributions reinvested	4,800,023	31,199,632	7,318,866	47,059,854
Repurchased	(61,876,628)	(402,619,529)	(89,131,359)	(571,999,028)
Net increase	9,705,173	$63,660,832	284,542,255	$1,831,483,783
Class R1 shares
Sold	357,497	$2,337,439	710,482	$4,593,628
Distributions reinvested	23,589	154,167	52,427	338,722
Repurchased	(423,403)	(2,762,301)	(764,762)	(4,946,013)
Net decrease	(42,317)	($270,695)	(1,853)	($13,663)
Class R2 shares
Sold	573,621	$3,738,280	811,387	$5,205,447
Distributions reinvested	23,907	155,426	31,534	202,849
Repurchased	(107,204)	(697,784)	(286,483)	(1,847,891)
Net increase	490,324	$3,195,922	556,438	$3,560,405

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		Six months ended 11-30-16		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	255,316	$1,665,251	320,074	$2,058,788
Distributions reinvested	7,442	48,397	11,305	72,767
Repurchased	(45,944)	(300,238)	(182,934)	(1,177,856)
Net increase	216,814	$1,413,410	148,445	$953,699
Class R4 shares
Sold	1,966,887	$12,820,719	16,999,590	$110,411,703
Distributions reinvested	332,215	2,164,331	617,368	3,974,042
Repurchased	(1,596,896)	(10,411,363)	(3,050,962)	(19,645,188)
Net increase	702,206	$4,573,687	14,565,996	$94,740,557
Class R5 shares
Sold	972,867	$6,320,927	789,086	$5,071,701
Distributions reinvested	32,037	208,205	65,482	421,160
Repurchased	(689,840)	(4,461,654)	(519,267)	(3,339,277)
Net increase	315,064	$2,067,478	335,301	$2,153,584
Class R6 shares
Sold	14,520,011	$94,759,894	7,257,591	$46,655,360
Distributions reinvested	555,875	3,612,826	985,049	6,339,121
Repurchased	(5,485,717)	(35,753,382)	(5,353,387)	(34,518,136)
Net increase	9,590,169	$62,619,338	2,889,253	$18,476,345
Total net increase	3,064,189	$20,795,240	278,352,852	$1,791,922,427

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,148,951,846 and $1,090,232,111, respectively, for the six months ended November 30, 2016.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Strategic Series (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       58

ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       59

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       60

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       61

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       62

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF336781	91SA 11/16 1/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	January 17, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	January 17, 2017